UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   February 28, 2014

UNIVERSAL FOREST PRODUCTS, INC.
(Exact Name of Company as Specified in Charter)

Michigan	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan		49525
(Address of principal executive office)		(Zip Code)

Company's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01.                          Change in Company's Certifying Accountants

(a)	The Audit Committee of the Board of Directors of Universal Forest Products, Inc. (the "Company") completed a competitive process for purposes of selecting an audit firm to serve as the Company's independent registered public accounting firm for the fiscal year ending December 27, 2014. On February 24, 2014, the Audit Committee approved the engagement of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for purposes of auditing the Company's financial statements, effective as of February 27, 2014, subject to Deloitte’s completion of its customary client acceptance procedures. This selection resulted in the dismissal of Ernst & Young LLP ("EY"), which had served that role until February 27, 2014.

The audit reports of EY on the consolidated financial statements of the Company as of and for the years ended December 29, 2012, and December 28, 2013, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 29, 2012, and December 28, 2013, and from December 28, 2013 through the effective date of EY's dismissal (the "Relevant Period"), there have been no (i) disagreements between the Company and EY on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter of such disagreements in connection with its reports for those years, or (ii) reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K, and has requested from EY a letter addressed to the Securities and Exchange Commission indicating whether it agrees with this disclosure.  A copy of EY's letter dated February 28, 2014, is attached as Exhibit 16.1.

(b)	During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject matter of a "disagreement", as described in Item 304(a)(1) of Regulation S-K, or a Reportable Event.

Item 9.01.                          Financial Statements and Exhibits

The following exhibit is filed with this Form 8-K.

Exhibit 16.1:  Letter from Ernst & Young LLP, dated February 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2014	UNIVERSAL FOREST PRODUCTS, INC.

	By:	/s/ Michael R. Cole
Michael R. Cole
	Its:	Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer